SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 27, 2009

PROVIDENT BANKSHARES CORPORATION

(Exact name of registrant as specified in charter)

Maryland	0-16421	52-1518642
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

114 East Lexington Street, Baltimore, Maryland 21202

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (410) 277-7000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition

On January 27, 2009, Provident Bankshares Corporation announced its financial results for the quarter and fiscal year ended December 31, 2008. The press release announcing financial results for the quarter and fiscal year ended December 31, 2008 is attached as Exhibit 99.1 and incorporated herein by reference.

On January 27, 2009, in conjunction with its earnings release, Provident Bankshares Corporation is making available supplemental financial information regarding the Company. The supplemental financial information is also being posted on the Company’s website at www.provbank.com. The supplemental financial information includes a comparative analysis of average balances and changes in tax equivalent net interest income and asset quality detail for the covered periods. Also included in the supplemental financial information are the Company’s unaudited Consolidated Statement of Income for the three and twelve months ended December 31, 2008 and 2007 and the unaudited Consolidated Statement of Condition as of December 31, 2008 and 2007. The supplemental financial information is filed as Exhibit 99.2 and incorporated herein by reference.

Item 9.01	Financial Statements and Other Exhibits

Exhibit 99.1	Press Release dated January 27, 2009

Exhibit 99.2	Supplemental Financial Information

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROVIDENT BANKSHARES CORPORATION

/s/ Robert L. Davis
Robert L. Davis
General Counsel

Date: January 27, 2009